L’Auberge de Sedona DiamondRock Q1 2020 Supplemental Earnings Data | May 18, 2020 1

DiamondRock at a Glance 2019 FINANCIAL SUMMARY CREDIT FACILITY COMPLIANCE Covenant Limitation DRH Q1’20 31 (>10K) Hotels (Rooms) Maximum Leverage Ratio < 60.0% 34.5% Total Revenue $938.1MM Fixed Charge Coverage Ratio > 1.50x 2.92x Secured Indebtedness to Total < 45.0% 20.9% Room Revenue $661.2MM Asset Value Unencumbered Leverage Ratio < 60.0% 50.3% Hotel EBITDA Margin 29.70% Unencumbered Debt Service > 1.20x 1.49x Coverage Ratio Outstanding Debt $1.09B Q1 2020 DEBT STATS Net Debt/EBITDA 3.7x Net Debt Per Key $101K Current Cash Balance(1) $388MM TTM Net Debt Yield 24.3% URBAN AND RESORT HOTELS IN TOP MARKETS HIGH QUALITY BRANDS 4% San 3% Denver 4% Diego Washington DC 4% Other Independent 4% San 4% Francisco 30% Resort 9% 11% Other 11% (2) CBD Frenchman's Westin Reef (3) Courtyard Autograph Renaissance 11% New York 76% Sheraton 14% Boston . 14% Chicago (1) As of 3/31/2020 (2) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance. 2 (3) Based on 2016 actual EBITDA

High Quality Lodging REIT SIGNIFICANT INVESTMENT 3-Year Average CapEx as Percent of Revenue(1) 14.7% 14.1% 11.9% 10.5% Peer Average: 10.6% 9.8% 9.0% 7.9% 7.3% DRH HT SHO PEB RLJ XHR HST PK QUALITY ASSETS 2019 Portfolio Average Daily Rate(2) $256 $239 $234 $233 $226 $224 $222 Peer Average: $227 $183 PEB DRH SHO HST HT XHR PK RLJ 1) Source: CitiGroup, Evercore/ISI 2) Source: 2019 company filings 3

DiamondRock Balance Sheet Profile (1) DiamondRock Has Significant FUTURE PRINCIPAL PAYMENTS (IN $MM) Liquidity, Balance Sheet Flexibility and No Material Near-Term Maturities $400 • Net debt-to-EBITDA of 3.7x at year-end 2019 $350 $50 $326 • No preferred, no JVs, no private placements $145 $55 $80 2020 2021 2022 2023 2024 2025 • hotels are unencumbered by debt 23 of our 31 Secured Debt Term Loan Revolver LEVERAGE BELOW PEER AVERAGE(2) • All secured debt is non-recourse to DiamondRock 10.4 9.5 8.8 • $388MM of unrestricted cash on hand as of Q1 2020 6.3 • Refinancing November 2020 maturity to 2022-23 Average: 5.4X 4.7 3.9 3.7 3.5 • 67% of 2019A Hotel EBITDA unencumbered by debt 1.5 - 77% if Frenchman’s Reef were stabilized 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO (1) As of Q1 2020 (2) Source: Baird. As of 12/31/2019. Net Debt plus preferred / 2019 Consensus EBITDA 4 Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef

DiamondRock Action Plan Bank Debt: Seek covenant relief 2020 Maturity: Seek extension of Salt Lake City Mortgage Balance Sheet CMBS Debt: Seek relief to use FF&E escrow for working capital and waive cash traps Reduced Capital Reduced capital expenditures by 65% Expenditures Non-essential capital expenditures cancelled or postponed Suspended common share dividend effective Q1 2020 Suspended Dividends No preferred equity in capital structure Paused Share Paused share repurchases after $10MM investment in Q1 2020 Repurchases Operating Cost Suspended operations at 20 hotels Reductions Minimum Staffing (security, engineering, and minimal front desk) Corporate Overhead Reduced cash G&A by $5MM or over 20% Exploring Employee Retention Tax Credit under CARES Act Public Assistance Temporary hospitals and housing first responders Liquidity $388MM cash on hand as of Q1 2020 5

A Closer Look At Staffing Models Manager Hourly Total FTE Average Monthly Headcount Headcount Headcount Payroll (in 000’s) Total 736 3,822 $25,550 Portfolio 4,559 Prior Staffing Average 24 123 147 $851 Manager Hourly Total FTE Projected April Headcount Headcount Headcount Payroll (in 000’s) Total 194 148 $5,968 Portfolio 343 Average 6 5 11 $199 Current Staffing Decreased Monthly Payroll Expense Nearly 80% 6

Scaling Back Hotel Operations 4/10 Current Chicago 4/6 Marriott Charleston 3/31 Renaissance Chicago Gwen Palomar Phoenix Five closures due to Orchards Inn government mandates Burlington 3/29 Hilton The Lexington Hotel 15 Hilton Garden Elective 3/27 Inn Times Sq New York Suspended Courtyard 5th 3/25 Ave Operations 3/23 Boston Westin Boston Hilton The Landing Resort Lake Tahoe Hotel Emblem Havana Cabana Sheraton Suites 3/22 Key West Denver JW 3/21 Marriott 3/20 Sonoma 5 Denver Courtyard Mandated Suspended Vail Marriott 3/17 Operations Cavallo Point 7

APPENDIX 8 Havana Cabana Key West

Hotel Occupancy Trailing 7 Day Average Portfolio Occupancy 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2/29/2020 3/10/2020 3/20/2020 3/30/2020 4/9/2020 4/19/2020 4/29/2020 For the week ending May 2nd, average occupancy of operating hotels was 19% 9

Group Cancellations % Share of Weekly Cancellations Mar 16 Mar 23 Mar 27 Apr 3 Apr 10 Apr 17 Apr 24 May 1 May 8 Total to Date February 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% March 55% 18% 9% -3% 0% 0% 0% 0% 0% 19% April 29% 46% 19% 6% 2% 0% 10% 0% 15% 21% May 8% 21% 56% 36% 25% 3% 28% 7% 23% 20% June 5% 17% 13% 14% 47% 35% 17% 28% 32% 18% July 3% -3% 3% 44% 19% 14% 21% 16% 9% 10% August 0% 0% 0% 0% 6% 17% 16% 23% 0% 5% September 0% 0% 0% 0% 0% 20% 7% 11% 0% 4% October 0% 0% 0% 2% 0% 11% 1% 2% 21% 2% November 0% 0% 0% 0% 0% 0% 0% 14% 0% 1% December 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Cumulative Group Revenue Cancelled $22,909 $45,071 $53,924 $63,936 $67,885 $77,864 $83,951 $92,384 $94,201 $94,201 (in MM) 10

Operating Statistics

Pro Forma Operating Statistics - First Fiscal Quarter

	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin		
	1Q 2020	1Q 2019	B/(W)	1Q 2020	1Q 2019	B/(W)	1Q 2020	1Q 2019	B/(W)	1Q 2020	1Q 2019	B/(W)
Atlanta Alpharetta	$ 173.72	$ 177.33	(2.0%)	51.4%	70.5%	(19.1%)	$ 89.35	$ 124.93	(28.5%)	28.10%	38.67%	-1057 bps
Bethesda Marriott Suites	$ 171.19	$ 172.21	(0.6%)	47.4%	65.3%	(17.9%)	$ 81.17	$ 112.46	(27.8%)	(1.96%)	26.21%	-2817 bps
Boston Westin	$ 196.54	$ 202.24	(2.8%)	59.9%	65.5%	(5.6%)	$ 117.65	$ 132.39	(11.1%)	5.62%	13.89%	-827 bps
Cavallo Point	$ 444.90	$ 437.76	1.6%	46.4%	63.4%	(17.0%)	$ 206.44	$ 277.38	(25.6%)	11.61%	18.94%	-733 bps
Chicago Gwen	$ 192.82	$ 188.98	2.0%	61.0%	70.4%	(9.4%)	$ 117.59	$ 133.05	(11.6%)	(9.30%)	(9.91%)	61 bps
Chicago Marriott	$ 164.30	$ 158.35	3.8%	43.0%	51.7%	(8.7%)	$ 70.59	$ 81.79	(13.7%)	(27.09%)	(1.64%)	-2545 bps
Courtyard Denver Downtown	$ 170.21	$ 171.92	(1.0%)	46.4%	73.3%	(26.9%)	$ 78.96	$ 126.00	(37.3%)	23.25%	37.59%	-1434 bps
Courtyard Fifth Avenue	$ 205.95	$ 212.18	(2.9%)	61.6%	77.4%	(15.8%)	$ 126.83	$ 164.30	(22.8%)	(34.67%)	(7.32%)	-2735 bps
Courtyard Midtown East	$ 167.45	$ 190.02	(11.9%)	76.7%	92.0%	(15.3%)	$ 128.39	$ 174.85	(26.6%)	(27.18%)	0.55%	-2773 bps
Fort Lauderdale Westin	$ 276.24	$ 254.27	8.6%	80.6%	95.5%	(14.9%)	$ 222.56	$ 242.76	(8.3%)	41.69%	42.84%	-115 bps
Hilton Boston Downtown	$ 192.00	$ 197.84	(3.0%)	65.7%	83.5%	(17.8%)	$ 126.06	$ 165.25	(23.7%)	3.47%	17.34%	-1387 bps
Hilton Burlington	$ 133.84	$ 130.74	2.4%	39.4%	70.7%	(31.3%)	$ 52.78	$ 92.39	(42.9%)	(18.76%)	18.62%	-3738 bps
Hotel Emblem	$ 256.36	$ 247.10	3.7%	67.1%	57.5%	9.6%	$ 172.02	$ 142.06	21.1%	15.94%	1.41%	1453 bps
JW Marriott Denver at Cherry Creek	$ 231.22	$ 240.96	(4.0%)	56.4%	46.5%	9.9%	$ 130.42	$ 112.09	16.4%	5.81%	(9.23%)	1504 bps
Key West - Barbary Beach House	$ 328.93	$ 310.04	6.1%	81.8%	94.1%	(12.3%)	$ 269.09	$ 291.63	(7.7%)	37.21%	47.17%	-996 bps
Key West - Havana Cabana	$ 286.60	$ 254.41	12.7%	80.8%	94.7%	(13.9%)	$ 231.60	$ 240.94	(3.9%)	41.60%	49.62%	-802 bps
Lexington Hotel New York	$ 183.27	$ 192.38	(4.7%)	61.5%	80.1%	(18.6%)	$ 112.67	$ 154.04	(26.9%)	(42.76%)	(7.80%)	-3496 bps
Palomar Phoenix	$ 230.87	$ 233.06	(0.9%)	71.4%	88.2%	(16.8%)	$ 164.76	$ 205.66	(19.9%)	37.48%	40.39%	-291 bps
Renaissance Charleston	$ 235.80	$ 236.72	(0.4%)	65.7%	83.8%	(18.1%)	$ 154.89	$ 198.44	(21.9%)	21.09%	36.20%	-1511 bps
Renaissance Worthington	$ 195.06	$ 188.12	3.7%	57.6%	79.4%	(21.8%)	$ 112.30	$ 149.42	(24.8%)	18.62%	42.13%	-2351 bps
Salt Lake City Marriott	$ 170.97	$ 173.62	(1.5%)	51.3%	59.2%	(7.9%)	$ 87.70	$ 102.73	(14.6%)	31.86%	31.89%	-3 bps
Sedona - L'Auberge	$ 553.74	$ 575.73	(3.8%)	64.0%	80.4%	(16.4%)	$ 354.18	$ 462.91	(23.5%)	2.86%	22.96%	-2010 bps
Sedona - Orchards Inn	$ 214.66	$ 255.22	(15.9%)	55.3%	73.9%	(18.6%)	$ 118.75	$ 188.58	(37.0%)	5.50%	29.50%	-2400 bps
Shorebreak	$ 229.09	$ 236.80	(3.3%)	60.8%	75.3%	(14.5%)	$ 139.20	$ 178.23	(21.9%)	16.52%	24.77%	-825 bps
The Landing Lake Tahoe	$ 281.05	$ 275.79	1.9%	47.3%	53.0%	(5.7%)	$ 132.92	$ 146.21	(9.1%)	(0.22%)	(4.79%)	457 bps
The Lodge at Sonoma	$ 229.83	$ 233.68	(1.6%)	45.9%	61.5%	(15.6%)	$ 105.52	$ 143.63	(26.5%)	(10.51%)	10.55%	-2106 bps
Times Square	$ 154.35	$ 181.10	(14.8%)	77.0%	98.0%	(21.0%)	$ 118.80	$ 177.48	(33.1%)	(33.97%)	3.76%	-3773 bps
Vail Marriott	$ 465.29	$ 440.49	5.6%	63.5%	82.4%	(18.9%)	$ 295.40	$ 362.79	(18.6%)	40.17%	48.94%	-877 bps
Westin San Diego	$ 188.39	$ 189.85	(0.8%)	66.8%	77.5%	(10.7%)	$ 125.88	$ 147.20	(14.5%)	31.19%	40.00%	-881 bps
Westin Washington D.C. City Center	$ 193.00	$ 201.14	(4.0%)	60.3%	77.5%	(17.2%)	$ 116.33	$ 155.88	(25.4%)	7.28%	24.64%	-1736 bps
TOTAL	$ 216.42	$ 216.38	0.0%	59.1%	73.2%	(14.1%)	$ 127.98	$ 158.30	(19.2%)	10.48%	23.28%	-1280 bps

11

EBITDA Reconciliation

	1st Quarter 2020 (1)					
	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Non-Cash Adjustments(2)	Equals: Hotel Adjusted EBITDA
Atlanta Alpharetta	3,980	744	374	-	-	1,118
Bethesda Marriott Suites	2,735	(2,097)	529	-	1,514	(54)
Boston Westin	16,130	(3,781)	2,609	2,138	(60)	906
Cavallo Point	7,716	(1,068)	1,869	-	94	895
Chicago Gwen	4,687	(1,549)	1,113	-	-	(436)
Chicago Marriott	13,602	(7,564)	4,224	53	(397)	(3,684)
Courtyard Denver Downtown	1,468	(2)	343	-	-	341
Courtyard Fifth Avenue	2,278	(1,494)	451	-	253	(790)
Courtyard Midtown East	3,982	(2,755)	721	951	-	(1,083)
Fort Lauderdale Westin	16,787	5,946	1,052	-	-	6,998
Hilton Boston Downtown	5,265	(1,045)	1,227	-	-	182
Hilton Burlington	1,696	(824)	506	-	-	(318)
Hotel Emblem	1,835	6	287	-	-	293
JW Marriott Denver at Cherry Creek	3,405	(1,294)	807	678	6	197
Key West - Barbary Beach House	5,400	1,332	678	-	-	2,010
Key West - Havana Cabana	2,717	877	253	-	-	1,130
Lexington Hotel New York	8,647	(7,332)	3,621	5	8	(3,698)
Palomar Phoenix	6,416	1,401	673	38	293	2,405
Renaissance Charleston	2,894	215	427	-	(32)	610
Renaissance Worthington	8,637	(299)	1,136	769	2	1,608
Salt Lake City Marriott	6,725	992	559	592	-	2,143
Sedona - L'Auberge	4,639	(606)	738	-	-	132
Sedona - Orchards Inn	1,252	(190)	217	-	42	69
Shorebreak	3,212	93	411	-	27	531
The Landing Lake Tahoe	1,714	(414)	410	-	-	(4)
The Lodge at Sonoma	3,554	(1,102)	453	275	-	(374)
Times Square	3,180	(1,928)	847	-	-	(1,081)
Vail Marriott	12,480	3,903	1,110	-	-	5,013
Westin San Diego	7,600	611	1,137	622	-	2,370
Westin Washington D.C. City Center	5,362	(1,573)	1,318	645	-	390
TOTAL	169,995	(20,797)	30,100	6,766	1,750	17,819

1) In thousands
2) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

12

Schedule of Mortgages (1) # of Principal Property Location (2) (2) Maturity Keys Balance Per Key Salt Lake City Marriott Downtown(3) Salt Lake City, UT 510 52,968 104 Nov 2020 Westin Washington, DC City Center Washington, DC 410 59,988 146 Jan 2023 The Lodge at Sonoma, a Renaissance Resort & Spa Sonoma, CA 182 26,846 147 Apr 2023 Westin San Diego San Diego, CA 436 61,456 141 Apr 2023 Courtyard Manhattan/Midtown East New York, NY 321 80,716 251 Aug 2024 Worthington Renaissance Fort Worth Fort Worth, TX 504 80,483 160 May 2025 JW Marriott Denver at Cherry Creek Denver, CO 199 60,954 306 Jul 2025 Westin Boston Waterfront Boston, MA 793 189,759 239 Nov 2025 1) As of 3/31/2020 2) In thousands 3) DRH is currently negotiating a maturity extension for this property 13

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 15